UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

March 10, 2021
____________________

Commission File Number	Registrant; State of Incorporation; Address; and Telephone Number	IRS Employer Identification No.

001-09057	WEC ENERGY GROUP, INC.	39-1391525
(A Wisconsin Corporation)
231 West Michigan Street
P.O. Box 1331
Milwaukee, WI 53201
(414) 221-2345

001-01245	WISCONSIN ELECTRIC POWER COMPANY	39-0476280
(A Wisconsin Corporation)
231 West Michigan Street
P.O. Box 2046
Milwaukee, WI 53201
(414) 221-2345

001-03016	WISCONSIN PUBLIC SERVICE CORPORATION	39-0715160
(A Wisconsin Corporation)
2830 South Ashland Avenue
P.O. Box 19001
Green Bay, WI 54307-9001
(800) 450-7260

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
WEC Energy Group, Inc. Common Stock, $.01 Par Value	WEC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
                                Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01 OTHER EVENTS.

On March 10, 2021, Tom Metcalfe, President of Wisconsin Electric Power Company, Wisconsin Public Service Corporation and Wisconsin Gas LLC (collectively, the “Utility Subsidiaries”), notified WEC Energy Group that he and his family have made the difficult decision to relocate to Australia for personal reasons. Mr. Metcalfe will remain as President of the Utility Subsidiaries until the end of 2021. Effective January 1, 2022, Mr. Metcalfe will assume an advisory role for several months to help with the transition of his successor, who will be named in due course later this year.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEC ENERGY GROUP, INC.
(Registrant)

/s/ William J. Guc
Date: March 12, 2021	William J. Guc, Vice President and Controller

WISCONSIN ELECTRIC POWER COMPANY
(Registrant)

/s/ William J. Guc
Date: March 12, 2021	William J. Guc, Vice President, Controller and Assistant Corporate Secretary

WISCONSIN PUBLIC SERVICE CORPORATION
(Registrant)

/s/ William J. Guc
Date: March 12, 2021	William J. Guc, Vice President, Controller and Assistant Corporate Secretary
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